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                                                                   EXHIBIT 10.10

BANK OF AMERICA              AMENDMENT TO DOCUMENTS

                        AMENDMENT NO.2 TO BUSINESS LOAN
                                   AGREEMENT


   This Amendment No.2 (the "Amendment") dated as of December 3,1997, is between Bank of America NT & SA (the "Bank") and FLIR Systems, Inc. (the "Borrower").

                                    RECITALS
                                    --------

   A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of August 21, 1997 (the "Agreement").

   B.  The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
                                   ---------

   1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

   2.  Amendments. The Agreement is hereby amended as follows:

       2.1 In Subparagraph 1.1(a) of the Agreement, the amount "Thirty Million Dollars ($30,000,000)" is substituted for the amount "Twenty Five Million Three Hundred Thousand Dollars ($25,300,000)".

       2.2 In Paragraph 1.9 of the Agreement, the amount "Three Million Dollars ($3,000,000)" is substituted for the amount "Three Hundred Thousand Dollars ($300,000)".

   3. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

       3.1 The Borrower agrees to pay a Six Thousand Two Hundred Fifty Dollars ($6,250) fee, or .125% of the increase in the Facility No.1 Commitment amount, due upon execution of this Amendment.

   4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA NT & SA              FLIR SYSTEMS, INC.

X      /s/ Robert Countryman         X             /S/ J. Mark Samper
       ------------------------             ----------------------------------
By:    Robert Countryman             By:    J. Mark Samper
Title: Vice President                Title: Vice President-Finance and C.F.O.